Exhibit 13.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES OXLEY ACT 2002

This certification is not to be deemed filed pursuant to the Securities Exchange Act of 1934, as amended, and does not constitute a part of the Annual Report of UTStarcom Holdings Corp. (the “Company”) on Form 20-F for the period ending December 31, 2013 as filed with the Securities and Exchange Commission on April 18, 2014, as amended by this Amendment No. 1 on Form 20-F/A filed on the date hereof (the “Report”).

In connection with the Report, I, Tianruo Pu, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002, that:

(1)                                 The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 30, 2014

By:	/s/ Tianruo Pu
Name: Tianruo Pu
Title: Chief Financial Officer